Exhibit 10.1

AMENDMENT NO. 2

Dated as of July 1, 2013

to

CREDIT AGREEMENT

Dated as of April 27, 2012

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of July 1, 2013 by and among Watsco, Inc., a Florida corporation (the “Company”), Watsco Canada, Inc., a New Brunswick corporation (the “Canadian Borrower” and, collectively with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement dated as of April 27, 2012 by and among the Borrowers, the Canadian Subsidiary Borrowers from time to time party thereto, the Lenders, the Administrative Agent and JPMorgan Chase Bank, N.A., as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to (i) delete the defined term “Mandatory Cost” appearing therein and (ii) insert the following definitions in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“Excluded Swap Obligation” means, with respect to any Loan Party, any Specified Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Specified Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Party’s failure for any reason to constitute an ECP at the time the Guarantee of such Loan Party or the grant of such security interest becomes or would become effective with respect to such Specified Swap Obligation or (b) in the case of a Specified Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Loan Party is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Loan Party becomes or would become effective with respect to such related Specified Swap Obligation. If a Specified Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Specified Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“JV Pledge Trigger Date” means any date after the Effective Date on which the Total Leverage Ratio is greater than the Applicable JV Pledge Trigger Ratio for the most recently completed fiscal quarter of the Company as reported in the Compliance Certificate delivered for such quarter. “Applicable JV Pledge Trigger Ratio” means (i) solely with respect to the fiscal quarters of the Company ending on or about June 30 and September 30 of each calendar year, 2.25 to 1.00 and (ii) 2.00 to 1.00 at all other times.

“LIBO Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in any LIBOR Quoted Currency and for any applicable Interest Period, the London interbank offered rate as administered by the British Bankers Association (or any other Person that takes over the administration of such rate for such LIBOR Quoted Currency) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period; provided that, if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to the applicable currency, then the LIBO Rate shall be the Interpolated Rate at such time, subject to Section 2.14 and (b) any Eurocurrency Borrowing denominated in any Non-Quoted Currency and for any applicable Interest Period, the applicable Local Rate for such Non-Quoted Currency.

“LIBOR Quoted Currency” means Dollars, euro and Pounds Sterling.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Local Rate” means, for Borrowings denominated in Canadian Dollars and made to the Borrowers, the BA Rate.

“Maturity Date” means July 1, 2018.

“Non-Quoted Currency” means Canadian Dollars.

“Quotation Day” means, with respect to any Eurocurrency Borrowing and any Interest Period, the Business Day that is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent.

“Specified Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder.

(b) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to restate the pricing grid appearing therein in its entirety to read as follows:

	Total Leverage Ratio:	Eurocurrency / BA Equivalent Spread	ABR / Canadian Base Rate Spread	Commitment Fee Rate

Category 1:	< 0.50 to 1.00	0.875%	0%	0.125%

Category 2:	≥ 0.50 to 1.00 but < 1.00 to 1.00	1.000%	0%	0.150%

Category 3:	≥ 1.00 to 1.00 but < 1.50 to 1.00	1.250%	0.250%	0.175%

Category 4:	≥ 1.50 to 1.00 but < 2.00 to 1.00	1.500%	0.500%	0.200%

Category 5:	≥ 2.00 to 1.00 but < 2.50 to 1.00	1.750%	0.750%	0.225%

Category 6:	≥ 2.50 to 1.00 but < 3.00 to 1.00	2.000%	1.000%	0.250%

Category 7:	≥ 3.00 to 1.00 but < 3.50 to 1.00	2.250%	1.250%	0.275%

Category 8:	> 3.50 to 1.00	2.500%	1.500%	0.350%

(c) The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended to add the proviso “; provided that the definition of “Obligations” shall not create any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party” to the end thereof.

(d) The definition of “Statutory Reserve Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the phrase “Financial Services Authority” appearing therein and to replace such phrase with “Financial Conduct Authority, the Prudential Regulation Authority”.

(e) Section 2.14 of the Credit Agreement is hereby amended to (i) add the phrase “and binding” immediately following the phrase “shall be conclusive” appearing in clause (a) thereof, (ii) add the parenthetical “(including, without limitation, by means of an Interpolated Rate)” immediately following the phrase “adequate and reasonable means” appearing in clause (a) thereof and (iii) add the phrase “or the applicable Agreed Currency” immediately following the phrase “in such Borrowing for such Interest Period” appearing in clause (b) thereof.

(f) Section 2.15 of the Credit Agreement is amended to add the phrase “, liquidity” immediately following the phrase “insurance charge” appearing in clause (a)(i) thereof.

(g) Schedule 2.02 to the Credit Agreement is deleted in its entirety.

2. Amendments to Subsidiary Guaranty. Effective as of the date of satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Subsidiary Guaranty is hereby amended as follows:

(a) Section 2 of the Subsidiary Guaranty is amended to add the parenthetical “(provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor)” immediately following the phrase “referred to collectively as the ‘Guaranteed Obligations’” appearing therein.

(b) The Subsidiary Guaranty is amended to add the following as a new Section 26 thereto:

SECTION 26. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Specified Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 26 or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 26 shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Guaranteed Obligations in accordance with the terms hereof and the other Loan Documents. Each Qualified ECP Guarantor intends that this Section 26 constitute, and this Section 26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. As used herein, “Qualified ECP Guarantor” means, in respect of any Specified Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Specified Swap Obligation or such other Person as constitutes an ECP and can cause another Person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Subsidiary Guarantors, the Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b) the Administrative Agent shall have received such instruments and documents as the Administrative Agent shall reasonably request, including written opinions of (i) DLA Piper LLP (US), special U.S. counsel for the Loan Parties and (ii) Stewart McKelvey Stirling Scales, special Canadian counsel to the Loan Parties, each in form and substance reasonably acceptable to the Administrative Agent.

(c) The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an amendment fee in an amount equal to the amount previously disclosed to the Lenders.

(d) The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

4. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects).

5. Reference to and Effect on the Credit Agreement and the Subsidiary Guaranty.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement and the Subsidiary Guaranty in the Credit Agreement, the Subsidiary Guaranty or any other Loan Document shall mean and be a reference to the Credit Agreement and the Subsidiary Guaranty, as the case may be, as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Subsidiary Guaranty, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Consent and Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement, the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Credit Agreement, the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

WATSCO, INC., as the Company

By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez
Title:	CFO and Treasurer

WATSCO CANADA, INC., as the Canadian Borrower

By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez
Title:	Vice President and Treasurer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WATSCO CANADA, INC., as a Subsidiary Guarantor		WATSCO HOLDINGS, LLC, as a Subsidiary Guarantor

By:	Ana M. Menendez	By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez	Name:	/s/ Ana M. Menendez
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

WATSCO HOLDINGS II, INC., as a Subsidiary Guarantor		WATSCO HOLDINGS III, LLC, as a Subsidiary Guarantor

By:	Ana M. Menendez	By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez	Name:	/s/ Ana M. Menendez
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

EAST COAST METAL DISTRIBUTORS LLC, as a Subsidiary Guarantor		BAKER DISTRIBUTING COMPANY LLC, as a Subsidiary Guarantor

By:	Ana M. Menendez	By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez	Name:	/s/ Ana M. Menendez
Title:	Vice President	Title:	Vice President

GEMAIRE DISTRIBUTORS LLC, as a Subsidiary Guarantor

By:	Ana M. Menendez
Name:	/s/ Ana M. Menendez
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as an Issuing Bank and as Administrative Agent

By:	John A. Horst
Name:	/s/ John A. Horst
Title:	Credit Executive

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF AMERICA, N.A., as a Lender

By:	David Gutierrez
Name:	/s/ David Gutierrez
Title:	Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Lender

By:	Medina Sales de Andrade
Name:	/s/ Medina Sales de Andrade
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as an Issuing Bank

By:	Benny Gonzalez
Name:	/s/ Benny Gonzalez
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	Kenneth R. Fieler
Name:	/s/ Kenneth R. Fieler
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Lender

By:	Joseph Rauhala
Name:	/s/ Joseph Rauhala
Title:	Principal Officer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

THE NORTHERN TRUST COMPANY, as a Lender

By:	Pritha Majumder
Name:	/s/ Pritha Majumder
Title:	Officer

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	Anthony D. Nigro
Name:	/s/ Anthony D. Nigro
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	Yacouba Kane
Name:	/s/ Yacouba Kane
Title:	Vice President

BANK OF MONTREAL, TORONTO BRANCH, as a Lender

By:	Sean Gallaway
Name:	/s/ Sean Gallaway
Title:	Vice President

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

REGIONS BANK, as a Lender

By:	Tammi Cako Sanchez
Name:	/s/ Tammi Cako Sanchez
Title:	EVP Commercial Banking

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al

SABADELL UNITED BANK, N.A., as a Lender

By:	Maurici Llado
Name:	/s/ Maurici Llado
Title:	EVP – Corporate & Commercial Banking

Signature Page to Amendment No. 2 to

Credit Agreement dated as of April 27, 2012

Watsco, Inc. et al